UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

PIERIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37471	30-0784346
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Franklin Street, 26th Floor	02110
Boston, MA
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 857-246-8998
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIRS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

On December 11, 2024, Pieris Pharmaceuticals, Inc. (“Pieris” or the “Company”) held a special meeting of its stockholders (the “Special Meeting”) at which the Company’s stockholders considered and adopted the proposals outlined in the definitive proxy statement/prospectus statement, dated November 8, 2024 (the “Proxy Statement”), and filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 8, 2024. At the Special Meeting, the Company’s stockholders approved an amendment to the amended and restated articles of incorporation of the Company (the “Authorized Share Increase Amendment”) to implement an increase in the number of authorized shares of common stock from 3,750,000 to 200,000,000 (the “Share Increase”). On December 12, 2024, the Company filed the Share Increase Amendment with the Nevada Secretary of State to effect the Share Increase effective on December 12, 2024. As a result of the Share Increase, the number of  authorized shares of the Company’s common stock was increased from 3,750,000 to 200,000,000 shares. The foregoing description of the Authorized Share Increase Amendment does not purport to be complete and is subject to, and qualified by, the full text of such document, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

On December 12, 2024, the Company redeemed the Series F Preferred Stock automatically following the effectiveness of the Share Increase, as further described in Item 5.07 of this Current Report on Form 8-K. As a result of the redemption, the holder of the Series F Preferred Stock received consideration of $0.01 in cash. Following the effectiveness of such redemption upon the effectiveness of the Share Increase, on December 12, 2024, the Company filed a Certificate of Withdrawal with the Nevada Secretary of State to withdraw the Certificate of Designation relating to the Series F Preferred Stock. The foregoing description of the Certificate of Withdrawal does not purport to be complete and is subject to, and qualified by, the full text of such document, a copy of which is filed as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Special Meeting, the Company’s stockholders approved the Palvella Therapeutics, Inc. 2024 Equity Incentive Plan (the “2024 EIP”), which was previously approved and adopted by the Board of Directors of the Company on September 12, 2024, subject to stockholder approval, and became effective upon the receipt of stockholder approval at the Special Meeting.

A description of the terms and conditions of the 2024 EIP is set forth on pages 211-216 in the Proxy Statement under the heading “Proposal No. 3: Approval of the 2024 Equity Incentive Plan” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2024 EIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 3.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On December 11, 2024, the Company held the Special Meeting. As of October 28, 2024, the record date for the Special Meeting, 1,320,240 shares of the Company’s common stock (each entitled to one vote per share) and one share of the Company’s Series F Preferred Stock (entitled to 25,000,000 votes per share on solely on the Authorized Share Increase Amendment proposal (“Proposal No. 2”)) were issued and outstanding. The Series F Preferred Stock entitles and requires the holder thereof to (i) vote together with the holders of the Company’s common stock on Proposal No. 2 and (ii) cast, in person or by proxy, the 25,000,000 votes of the Series F Preferred Stock on Proposal No. 2 in a manner that is proportionate to the manner in which all shares of the Company’s common stock are voted FOR or AGAINST Proposal No. 2, excluding any shares of common stock that are not voted “FOR” or “AGAINST” such proposal for any reason, including, without limitation, any abstentions or broker non-votes. A quorum of 1,018,071 shares of common stock, comprising 77.11% of the outstanding shares of common stock, and one share of Series F Preferred Stock, comprising 100% of the outstanding shares of Series F Preferred Stock, were present in person or by proxy at the Special Meeting.

(b) At the Special Meeting, the Company’s stockholders voted on the proposals set forth below relating to the Agreement and Plan of Merger, dated as of July 23, 2024 (the “Merger Agreement”), by and between the Company, Polo Merger Sub, Inc. (the “Merger Sub”), a Delaware corporation and a wholly owned subsidiary of the Company, and Palvella Therapeutics, Inc., a Delaware corporation (“Palvella”), whereby Merger Sub will merge with and into Palvella, with Palvella continuing as a wholly-owned subsidiary of the Company and the surviving corporation of the merger (the "Merger"). The proposals are described in detail in the Proxy Statement (as amended or supplemented thereafter) and first mailed to the Company’s stockholders on or about November 8, 2024. The number of votes cast in favor or against by the stockholders and, where applicable, the number of abstentions and the number of broker non-votes on each of the foregoing matters are set forth below.

Proposal No. 1: Approval of the Issuance of Shares of Pieris Common Stock Pursuant to the Terms of the Merger Agreement and the Purchase Agreement for Purposes of Nasdaq Listing Rules 5635(a), (b) and (d).

This proposal was approved by the requisite vote of the holders of the Company’s common stock.

For	Against	Abstain	Broker Non-Votes
718,345	4,199	637	294,890

Proposal No. 2: Approval of an amendment to the Amended and Restated Articles of Incorporation of Pieris to Increase the Number of Authorized Shares of Pieris Common Stock.

This proposal was approved by the requisite vote of the holders of the Company’s common stock and Series F Preferred Stock.

For	Against	Abstain	Broker Non-Votes
25,400,549	322,372	260	294,890

Of the total 1,320,240 votes eligible to be cast by the holders of the Company’s common stock entitled to vote on Proposal No. 2, 713,861 votes were cast FOR Proposal No. 2 and 9,060 votes were cast AGAINST Proposal No. 2. Of the total 25,000,000 votes eligible to be cast by the holders of the Series F Preferred Stock entitled to vote on Proposal No. 2, 24,686,688 votes were cast FOR Proposal No. 2 and 313,312 votes were cast AGAINST Proposal No. 2, in proportion to the votes cast FOR and AGAINST Proposal No. 2 by the holders of the Company’s common stock. As a result, of the total 26,320,240 votes eligible to be cast by the holders of the Company’s common stock and Series F Preferred Stock entitled to vote on Proposal No. 2, 25,400,549 votes were cast FOR Proposal No. 2 and 322,372 votes were cast AGAINST Proposal No. 2.

Proposal No. 3: Approval of the 2024 Equity Incentive Plan

This proposal was approved by the requisite vote of the holders of the Company’s common stock.

For	Against	Abstain	Broker Non-Votes
685,017	37,460	704	294,890

Proposal No. 4: Ratification of the Pieris Board of Directors' Approval of an Amendment to the Amended and Restated Articles of Incorporation of Pieris to Change the Name of the Corporation from "Pieris Pharmaceuticals, Inc." to "Palvella Therapeutics, Inc."

This proposal was approved by the requisite vote of the holders of the Company’s common stock.

For	Against	Abstain	Broker Non-Votes
1,010,735	4,337	2,999	-

Proposal No. 5: Approval of Possible Adjournment of the Pieris Special Meeting

This proposal was approved by the requisite vote of the holders of the Company’s common stock, but an adjournment was unnecessary because there was a quorum present and there were sufficient votes received at the time of the Special Meeting to approve Proposal Nos. 1 and 2.

For	Against	Abstain	Broker Non-Votes
994,242	23,418	411	-

Item 8.01 Other Events.

The closing of the Merger is expected to occur on December 13, 2024, assuming the satisfaction or waiver of all conditions under the Merger Agreement.  As previously disclosed, the Company will enter into a Contingent Value Rights Agreement with a rights agent, pursuant to which the Company’s pre-Merger capital stockholders of record on December 12, 2024 will receive one contingent value right for each outstanding share of the Company’s common stock held by such stockholder, or share of common stock underlying any preferred stocks held by such stockholder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation, dated December 12, 2024

3.2	Certificate of Withdrawal of the Series F Preferred Stock, dated December 12, 2024

10.1	Palvella Therapeutics, Inc.'s 2024 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements including within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, (the "Exchange Act") Section 27A of the Securities Act of 1933, as amended, (the "Securities Act") and the Private Securities Litigation Reform Act of 1995 (“PSLRA”). This includes statements regarding: the anticipated completion and effects of the proposed Merger and private placement; anticipated communications regarding each of Pieris’ and Palvella’s entry into the Merger Agreement; and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Pieris uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA, the Securities Act, or the Exchange Act. Such forward-looking statements are based on Pieris’ expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to: the risks related to the proposed Merger included in the Registration Statement, the completion of the Merger, including the need for stockholder approval and the satisfaction (or waiver) of closing conditions; and the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement.

New factors emerge from time to time, and it is not possible for Pieris to predict all such factors, nor can Pieris assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks, as well as other risks associated with the Merger, are more fully discussed in the proxy statement/prospectus filed with the SEC in connection with the contemplated transactions. Additional risks and uncertainties are identified and discussed in the “Risk Factors” section of Pieris’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. Forward-looking statements included in this Form 8-K are based on information available to Pieris as of the date of this Form 8-K. Pieris undertakes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this Form 8-K, except to the extent required by law.

No Offer or Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIERIS PHARMACEUTICALS, INC.

Dated: December 12, 2024	/s/ Tom Bures
Tom Bures
Chief Financial Officer